BAGELL, JOSEPHS & COMPANY, L.L.C.
                          Certified Public Accountants

                               High Ridge Commons
                           200 Haddonfield Berlin Road
                                 Suites 400-403
                           Gibbsboro, New Jersey 08026
                        (856) 346-2828 Fax (856) 346-2882



         UNAUDITED CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS


On May 17, 2002, Volt, Inc. and Subsidiaries (the "Company") acquired all of the stock of First Washington Financial Corporation, a Nevada corporation ("First Washington") and thereby acquired control of First Washington. The Company issued two million (2,000,000) restricted shares of its common stock (the "Acquisition Price") to the shareholders of First Washington in exchange for all of the issued and outstanding shares of stock of First Washington. The Acquisition Price was based on the estimated fair value of First Washington and the market value of the Company's shares on the date of the acquisition taking into consideration the fact that the Company issued unregistered restricted shares in exchange for all of the shares of First Washington. Prior to the acquisition, Denis Tseklenis, the President, Chairman of the Board of Directors and Shareholder of the Company, owned twenty-five (25%) of the stock of First Washington. Prior to the acquisition, none of the other shareholders of First Washington were related to or affiliated with the Company.

The accompanying unaudited pro forma condensed consolidated balance sheet as of March 31, 2002 has been presented as if the acquisition had occurred on March 31, 2002. The unaudited pro forma condensed consolidated statements of operations for the year ended September 30, 2001 and for the six months ended March 31, 2002 have been presented as if the acquisition had occurred on October 1, 2000.

The pro forma adjustments represent, in the opinion of management, all adjustments necessary to present the Company's pro forma results of operations and financial position in accordance with Article II of SEC Regulation S-X based upon available information and certain assumptions considered reasonable under the circumstances.

The unaudited pro forma financial statements presented herein do not purport to present what the Company's financial position or results of operations would actually have been had the events leading to the pro forma adjustments in fact occurred on the date or at the beginning of the periods indicated or to project the Company's financial position or results of operations for any future date or period.

The unaudited pro forma financial statements should be read in conjunction with the audited financial statements of Volt, Inc. and the notes thereto and management's discussion and analysis thereof, included in the Company's annual statement.


BAGELL, JOSEPHS & COMPANY, L.L.C.
s/s BAGELL, JOSEPHS & COMPANY, L.L.C.
Certified Public Accountants
Gibbsboro, New Jersey


March 6, 2003


MEMBERS OF:             AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
                        NEW JERSEY SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS
                        PENNSYLVANIA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
                        NEW YORK STATE SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS

                           VOLT, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2002

                                     ASSETS

                                     First
                        Volt, Inc.  Washington  Note  Adjustments    Pro Forma
                        ---------  -----------  ----  -----------  ------------

CURRENT ASSETS
   Cash and cash
     equivalents        $  13,241   $    -            $       -          13,241
   Prepaid expenses and
     other assets           2,800        100                  -           2,900
                        ---------  -----------  ----  -----------  ------------

   Total current assets    16,041        100                  -          16,141

PROPERTY AND
   EQUIPMENT, NET       5,733,748          -                  -       5,733,748

OTHER ASSETS
   Loans receivable       154,500          -                  -         154,500
   Goodwill                     -          -    (a)    3,000,000      3,000,000
                        ---------  ----------          ----------  -------------

TOTAL ASSETS          $ 5,904,289  $     100         $ 3,000,000    $ 8,904,389
                      ===========  ==========        ===========    ===========

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
   Accounts payable  $     25,500 $        -         $        -     $    25,500
                     ------------  ----------        -----------     -----------

  Total current
    liabilities            25,500          -                  -          25,500
                     -----------   ----------        ----------      -----------

STOCKHOLDERS' EQUITY (DEFICIT)
   Preferred stock,
     $.001 par value        1,000          -                  -           1,000
   Common stock,
     $.001 par value        1,919        100   (a)        2,000           4,019
   Additional paid-in
     capital            9,780,619          -   (a)    2,998,000      12,778,619
   Accumulated deficit (3,904,749)         -                  -      (3,904,749)
                       ----------  ---------          ---------      -----------

   Total stockholders'
    equity              5,878,789        100          3,000,000       8,878,889
                       ----------  ---------         ----------      -----------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY $ 5,904,289  $     100        $ 3,000,000     $ 8,904,389
                      ===========  =========        ===========     ===========

                  See notes to pro forma financial statements.

                           VOLT, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED MARCH 31, 2002


                                      First
                        Volt, Inc.  Washington  Note  Adjustments    Pro Forma
                        ---------  -----------  ----  -----------  ------------

REVENUE                 $  41,400  $   599,181        $        -   $     640,581

COST OF REVENUE                 -      525,345                 -         525,345
                        ---------  -----------        ----------   -------------


GROSS PROFIT               41,400       73,836                 -         115,236

OTHER EXPENSES
   General and
    Administrative         21,102       73,836                 -          94,938
                        ---------  -----------        ----------   -------------

INCOME BEFORE INCOME
  TAXES AND
  EXTRAORDINARY ITEM       20,298            -                 -          20,298
   Income taxes                 -            -                 -               -
   Extraordinary item -
    forgiveness of debt    18,000            -                 -          18,000
                       ----------  -----------        -----------   ------------

NET INCOME             $   38,298  $         -        $        -    $     38,298
                       ==========  ===========        ===========   ============



EARNINGS PER SHARE-BASIC AND DILUTED
   Income from continuing
   operations available to
   common stockholders $    0.010                                   $      0.005
   Extraordinary item       0.010                                          0.005
                       ----------  -----------                      ------------

NET INCOME AVAILABLE TO
 COMMON STOCKHOLDERS   $    0.020                                   $      0.010
                       ========== ============                      ============

WEIGHTED AVERAGE NUMBER
OF COMMON SHARES
OUTSTANDING             1,869,422                (a)   2,000,000       3,869,422
                       ==========                      =========    ============


                  See notes to pro forma financial statements.

                           VOLT, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma condensed consolidated balance sheet at March 31, 2002 and the unaudited proforma condensed consolidated statements of operations for the six months ended March 3, 2002 and for the year ended September 30, 2001, to reflect the acquisition of First Washington.

(a) To record the issuance of 2,000,000 shares at $1.50 per share, the goodwill and additional paid-in capital resulting from the acquisition.


                           VOLT, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2001



                                      First
                        Volt, Inc.  Washington   Note   Adjustments   Pro Forma
                        ---------   ----------   ----   -----------  -----------


REVENUE                 $      -    $       -           $         -  $        -

COST OF REVENUE                -            -                     -           -
                        --------   -----------   ----   -----------  ----------


GROSS PROFIT                   -            -                     -           -

OPERATING EXPENSES
   General and
     administrative     189,730             -                     -     189,730
                       --------  -------------  -----   -----------  ----------

OPERATING LOSS         (189,730)            -                    -     (189,730)

OTHER INCOME            711,628             -                    -      711,628
                       --------  -------------  -----   -----------  ----------

INCOME BEFORE INCOME
  TAXES                 521,898             -                    -      521,898
   Income taxes               -             -                    -            -
                      ---------  ------------- ------  ------------  -----------

NET INCOME            $ 521,898  $          -          $         -   $  521,898
                     ==========  ============= ======  ============  ==========



EARNINGS PER SHARE-BASIC AND DILUTED

NET INCOME AVAILABLE
TO COMMON
STOCKHOLDERS          $    0.58                                      $     0.18
                      ==========                                     ==========

WEIGHTED AVERAGE NUMBER
OF COMMON SHARES
OUTSTANDING             897,704                (a)       2,000,000    2,897,704
                      ==========                         =========   ===========



                  See notes to pro forma financial statements.